UNITED STATES
                   SECURITIES & EXCHANGE COMMISSION
                        Washington, D.C.  20549

                            SCHEDULE 13E-3

                   Rule 13e-3 TRANSACTION STATEMENT
  (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)
                        [Amendment No. ______]

                           TELEOPTICS, INC.
                           (Name of Issuer)

                                Issuer
                 (Name of Person(s) Filing Statement)

        Common Stock                                       879247 104
(Title of Class of Securities)                          (CUSIP Number of
                                                       Class of Securities)

                        Eugene M. Kennedy, Esq.
         517 Southwest 1st Avenue, Ft. Lauderdale, FL 33301;.
                         Tel:  (954) 524-4155
      (Name, Address and Telephone Number of Person Authorized to
Receive Notices and Communications on Behalf of Person(s) Filing Statement)

This statement is filed in connection with (check the appropriate box):

[X] a. The filing of solicitation materials or an information statement subject to Regulation 14A [17 CFR 240.14a-1 to 240.14b-1], Regulation 14C [17 CFR 240.14c-1 to 240.14c-101] or
          Rule 13e-3(c)] under the Securities Exchange Act of 1934.
[  ] b.   The filing of a registration statement under the Securities Act of 1933.
[  ] c.   A tender offer.
[  ] d.   None of the above.
[  ]      Check the following box if the soliciting materials or
          information statement referred to in checking box (a) are preliminary copies:

                       Calculation of Filing Fee

  Transaction Valuation*                            Amount of Filing Fee

         None                                          $   -0-

* Set forth the amount on which the filing fee is calculated and state how it was determined.

[   ]     Check box if any part of the fee is offset as provided by Rule
          0-11 (a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing

     Amount Previously Paid:

     Form or Registration No.:

     Filing Party:

Item 1.   Issuer & Class of Securities Subject to the Transaction

     The Issuer of the Class of Securities subject to this Transaction Statement is Teleoptics, Inc. with principal offices at 21218 St. Andrews Boulevard, Suite 642, Boca Raton, Florida 33433. This Transaction Statement is filed in connection with an increase in the authorized Common Stock of the Issuer which comprises a recapitalization of the Issuer as reflected in the Information Statement attributed to Shareholders pursuant to Regulation 14C. The Issuer's authorized Common Stock is increased from 5,000,000 to 100,000,000 shares in accordance with provisions of Section 228 of the General Corporation Law of the State of Delaware. There are approximately 251 holders of the Issuer's Common Stock of record and there are 4,740,000 shares of the Issuer's Common Stock issued and outstanding as of the date of this Schedule 13E-
3. To the best of the Company's knowledge, the last available quotations for its Common Stock appeared in the NASDAQ system on October 7, 1991. There have been no bid quotations since that date. There have been no dividends paid with respect to Issuer's Common Stock during the past two years.

     On November 21, 1997, a group of new investors, including the Company's current management, completed the purchase of an aggregate of 3,100,000 shares of the Company's Common Stock representing approximately 62% of the Company's issued and outstanding Common Stock on that date. The purchase shares were acquired from the Issuer's authorized but previously unissued Common Stock. The purchase price was determined in that the buyers agreed to pay certain obligations to the Company including past due and current accounting fees, legal fees, stock transfer agent fees, franchise taxes, state and federal taxes and other expenses incurred and to be incurred in connection with the Company current with respect to its reporting obligations under the 1934 Securities Exchange Act. A total of $31,000 in cash plus $3,000 in legal services rendered was paid into the Issuer for those purposes, an amount equivalent to approximately $.01 per share issued at that time.


Item 2.   Identity and Background

     Not Applicable.


Item 3.   Past Contracts, Transactions and Negotiations

     Not Applicable.


Item 4.   Terms of the Transaction

     The Company increased its authorized Common Stock from 5,000,000 shares to 100,000,000 shares as set out in its Information Statement distributed to its stockholders and filed pursuant to Rule 14C.


Item 5.   Plans and Proposals of the Issuer or Affiliates

     Not Applicable.

Item 6.   Source and Amounts of Funds or Other Consideration

     Not Applicable.


Item 7.   Purpose, Alternatives, Reasons and Effects

     The Issuer's Board of Directors authorized the increase in authorized Common Stock in connection with the Company's on-going efforts to seek and acquire a business which might warrant the Company's involvement. The Company anticipates that it will require issuance of additional Common Stock beyond that previously authorized to complete a suitable acquisition if and when it is able to do so. No alternative means to accomplish that purpose was identified or considered.

     Upon completion of the increase in its authorized Common Stock, the Company will have the ability to issue substantial additional Common Stock to acquire commensurate value through acquisition of an as yet unidentified business. Mere increase in the authorized Capital Stock of the Company has no other effect and has no effect on the Company's stockholders, including an absence of any tax consequence.


Item 8.   Fairness of the Transaction

     Since the transaction consists solely of increasing the Issuer's authority to issue additional Common Stock, there is no issue of fairness to unaffiliated stockholders. No director dissented or abstained from the increase in authorized Common Stock. The increase in authorized Common Stock was implemented by written consent of the Company's majority shareholders without a meeting pursuant to the authority granted by applicable provisions of Section 228 of the General Corporation Law of the State of Delaware. Approval of unaffiliated security holders was neither required nor sought. No affiliated representative was retained to act on behalf of unaffiliated security holders with regard to increasing the number of shares of Common Stock authorized in the Company's Certificate of Incorporation.


Item 9.   Reports, Opinions, Appraisals and Certain Negotiations

     Not Applicable.


Item 10.  Interest in Securities of the Issuer

     Not Applicable.


Item 11. Contracts, Arrangements or Understandings with Respect to the Issue of Securities

     Not Applicable.


Item 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction

     Not Applicable.

Item 13.  Other Provisions of the Transaction

     Pursuant to the Delaware General Corporation Law dissenting stockholders do not have appraisal rights in connection with the increase in authorized Common Stock in the transaction reflected in this Schedule 13E-3.


Item 14.  Financial Information

     The Issuer's audited financial statements for the fiscal years ended December 31, 1997 and December 31, 1998 and filed with the Issuer's Annual Report on Form 10-KSB for those fiscal periods are incorporated by reference. The transaction reported in this Schedule 13E-3, an Amendment to the Company's Certificate of Incorporation to increase its authorized Common Stock from 5,000,000 shares to 100,000,000 shares has no effect on the Company's financial condition or situation.


Item 15.  Persons and Assets Employed, Retained or Utilized

     Not Applicable.


Item 16.  Additional Information

     None.


Item 17.  Material to be Filed as Exhibits

     The Issuer's Information Statement regarding the proposed increase of authorized Common Stock of the Company from 5,000,000 shares to 100,000,000 shares is included herewith as Exhibit "A".


                               SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                                        TELEOPTICS, INC.


                                        BY:/s/John Little
                                           John Little, President


Dated: October 22, 1999